EX-99.16.14.a

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Pre-Effective Amendment No. 1 (the “Amendment”) on Form N-14 of :

(i) our report dated June 9, 2011, relating to the financial statements and financial highlights which appears in the April 30, 2011 Annual Report to Shareholders of Invesco U.S. Mid Cap Value Fund, one of the funds constituting AIM Sector Funds (Invesco Sector Funds), which is also incorporated by reference into the Amendment;

(ii) our report dated June 20, 2011, relating to the financial statements and financial highlights which appears in the April 30, 2011 Annual Report to Shareholders of Invesco Van Kampen American Value Fund, one of the funds constituting AIM Sector Funds (Invesco Sector Funds), which is also incorporated by reference into the Amendment.

We also consent to the references to us under the headings “Financial Highlights,” in the prospectuses and “Other Service Providers” in the statements of additional information which are incorporated by reference into the Amendment.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Houston, Texas
January 10, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this this Pre-Effective Amendment No. 1 (the “Amendment”) on Form N-14 of:

(i)  our report dated December 21, 2011, relating to the financial statements and financial highlights which appears in the October 31, 2011  Annual Report to Shareholders of Invesco Capital Development Fund, one of the funds constituting AIM Equity Funds (Invesco Equity Funds), which is also incorporated by reference into the Amendment; and

(ii)  our report dated June 9, 2011, relating to the financial statements and financial highlights which appears in the April 30, 2011 Annual Report to Shareholders of Invesco Van Kampen Mid Cap Growth Fund (formerly known as Van Kampen Mid Cap Growth Fund), one of the funds constituting AIM Sector Funds (Invesco Sector Funds), which is also incorporated by reference into the Amendment.

We also consent to the references to us under the headings “Financial Highlights,” in the prospectuses and “Other Service Providers” in the statements of additional information which are incorporated by reference into the Amendment.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Houston, Texas
January 10, 2012